                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Arthur Winkleblack and Theodore N. Bobby, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H. J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended April 27, 2005 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed below as of the 8th day of June, 2005 by the following persons in the capacities indicated.

                 Signature                                            Title
                 ---------                                            -----




           /s/ WILLIAM R. JOHNSON                  Chairman of the Board of Directors,
............................................        President and Chief Executive Officer
             WILLIAM R. JOHNSON                    (Principal Executive Officer)




            /s/ CHARLES E. BUNCH                   Director
............................................
              CHARLES E. BUNCH




             /s/ MARY C. CHOKSI                    Director
............................................
               MARY C. CHOKSI




        /s/ LEONARD S. COLEMAN, JR.                Director
............................................
          LEONARD S. COLEMAN, JR.




             /s/ PETER H. COORS                    Director
............................................
               PETER H. COORS




            /s/ EDITH E. HOLIDAY                   Director
............................................
              EDITH E. HOLIDAY




             /s/ CANDACE KENDLE                    Director
............................................
               CANDACE KENDLE




             /s/ DEAN R. O'HARE                    Director
............................................
               DEAN R. O'HARE




             /s/ LYNN C. SWANN                     Director
............................................
               LYNN C. SWANN




            /s/ THOMAS J. USHER                    Director
............................................
              THOMAS J. USHER

                 Signature                                            Title
                 ---------                                            -----




           /s/ ARTHUR WINKLEBLACK                  Executive Vice President and
............................................        Chief Financial Officer
             ARTHUR WINKLEBLACK




          /s/ EDWARD J. MCMENAMIN                  Senior Vice President--Finance, Corporate
............................................        Controller (Principal Accounting Officer)
            EDWARD J. MCMENAMIN